Exhibit 99.1

        GSI COMMERCE REPORTS FISCAL 2006 SECOND QUARTER OPERATING RESULTS

    KING OF PRUSSIA, Pa., July 26 /PRNewswire-FirstCall/ -- GSI Commerce Inc. (Nasdaq: GSIC) today announced that for its fiscal second quarter ended July 1, 2006, the company reported net revenues of $119.6 million and a net loss of $3.6 million, or $0.08 per share, compared to net revenues of $91.9 million and a net loss of $2.9 million, or $0.07 per share, for 2005's fiscal second quarter.

    Included in net loss and net loss per share for the fiscal second quarter of 2006 is a non-cash charge of approximately $0.4 million, or $0.01 per share, to reduce the carrying value of the shares owned by the company in Odimo Incorporated from $1.3 million to approximately $0.9 million, which represents the market value of the shares as of July 1, 2006. These shares represent a portion of the consideration received when the company sold certain assets of Ashford.com to Odimo in fiscal 2002. GSI Commerce did not include this non-cash charge when it issued guidance for the second quarter and full year on April 26.

    Other Financial Highlights

    -- Merchandise sales were $208.0 million in the fiscal second quarter of 2006, a 52 percent increase compared to $136.8 million in the same period in fiscal 2005. A definition of merchandise sales appears later in this news release under "Non-GAAP Financial Measures."

    -- Adjusted EBITDA was $2.8 million in the fiscal second quarter of 2006, compared to adjusted EBITDA of $2.3 million in the same period in 2005, an increase of 19 percent. A definition of adjusted EBITDA appears later in this news release under "Non-GAAP Financial Measures."

    -- Gross profit was $46.6 million in the fiscal second quarter of 2006, an increase of 35 percent compared to $34.4 million in the same period in 2005.

    -- Gross margin was 38.9 percent in the fiscal second quarter of 2006, an increase of 140 basis points from 37.5 percent in the same period in 2005.

    -- The company's cash, cash equivalents and marketable securities at the end of the fiscal second quarter of 2006 was $128.6 million compared to $156.7 million at the end of fiscal year 2005, and compared to $117.5 million at the end of 2005's fiscal second quarter.

    Management Commentary

    "We had a successful second quarter marked by strong revenue growth, better than planned adjusted EBITDA and the signing and launch of our deal with Toys "R" Us," said Michael G. Rubin, chairman and chief executive officer of GSI Commerce. "We are pleased with the momentum in our business and continue to focus on driving strong growth, improving profitability and investing in our platform."

    Fiscal Third Quarter 2006 and Annual Financial Guidance

    The following forward-looking statements reflect GSI Commerce's expectations as of July 26, 2006. Given the risks relating to our business discussed below and in our public reports, actual results may differ materially.

    The company provides the following guidance for the fiscal 2006 third quarter:

    -- Net revenues are expected to be in the range of $105 million to $110 million, or increase between 24 percent and 30 percent.

    -- Merchandise sales are expected to be in the range of $205 million to $212 million, or increase between 62 percent and 67 percent.

    -- Product sales are expected to be in the range of $75 million to $79 million, or increase between 10 percent and 15 percent.

    -- Service fees are expected to be in the range of $29 million to $31 million, or increase between 77 percent and 89 percent.

    --  Net loss is expected to be in the range of $6.7 million to $7.7 million.

    -- Adjusted EBITDA loss is expected to be in the range of $0.25 million to $1.25 million.

    -- Depreciation and amortization is expected to be approximately $5.5 million to $6.0 million, compared to $3.7 million in the fiscal third quarter of 2005.

    -- Stock-based compensation expense is expected to be approximately $1.5 million to $2.0 million, compared to $1.1 million in fiscal 2005's third quarter, and includes the impact of SFAS 123(R), which the company adopted in the first quarter of fiscal 2006.

    -- Net interest income is expected to be approximately $0.4 million to $0.5 million, compared to $0.2 million in fiscal 2005's third quarter.

    -- Consistent with fiscal third quarter of 2005, the company does not intend to record a provision for income taxes in the fiscal third quarter of 2006.

    The company provides the following updated guidance for fiscal year 2006:

    -- Net revenues are expected to be in the range of $567 million to $587 million, or an increase of between 29 percent and 33 percent.

    -- Merchandise sales are expected to be in the range of $1.1 billion to $1.15 billion, or an increase of between 61 percent and 69 percent.

    -- Product sales are expected to be the range of $440 million to $449 million, or an increase of between 24 percent and 26 percent.

    -- Service fees are expected to be the range of $130 million to $137 million, or an increase of between 53 percent and 61 percent.

    -- Net income is expected to be in the range of $5.0 million to $6.5 million, or an increase of between 85 percent and 141 percent. Net income guidance includes $2.0 million of impairment charges taken in the first two fiscal quarters of 2006 related to the company's investment in Odimo Incorporated.

    -- Adjusted EBITDA is expected to be in the range of $33 million to $35 million, or an increase of between 60 percent and 69 percent.

    -- Depreciation and amortization is expected to be approximately $21 million.

    -- Stock-based compensation is expected to be approximately $7.0 million and includes the impact of the adoption of SFAS 123(R).

    --  Net interest income is expected to be approximately $2.5 million.

    -- A provision for income tax is expected to be in a range of 5 percent to 10 percent of pre-tax income.

    -- Capital expenditures are expected to be in the range of $40 million to $45 million, including expectation to purchase rather than lease the company's new call center and additional capacity to support incremental volume.

    Key Events Since April 26, 2006

    -- The company signed a long-term agreement to provide Toys "R" Us(R) with technology and customer service for its toysrus.com and babiesrus.com businesses. The Web stores launched on July 1.

    -- The company was subsequently selected to provide marketing services to Toys "R" Us. The marketing services that GSI Commerce will provide to Toys "R" Us include online media buying, email creation and delivery, web site design and digital photography.

    -- The company launched Dockers(R) during the second quarter, which is the second Levi Strauss & Co. brand to go live on the GSI Commerce e-commerce platform. The company is providing Dockers online store with technology, fulfillment and customer care operations. Dockers was one of the two unannounced apparel partners referenced by GSI Commerce in its fiscal first quarter 2006 operating results news release.

    -- In July, the company signed a multiyear agreement to provide a full-service e-commerce solution for the global fashion company BCBG Max Azria Group for its BCBG Max Azria and BCBGirls brands. With an expected launch in the first quarter of 2007, GSI Commerce is providing the Web stores with online technology, fulfillment and customer care operations. Revenues from the partner will be recorded as service fees.

    -- Also in July, the company signed a multiyear agreement with an unnamed partner in the health and beauty category. The partner is expected to launch its e-commerce operations in the fourth quarter of this year. Revenues from the partner will be recorded as service fees. The agreement includes technology, fulfillment and customer care.

    -- In June, the company elected two new members to its board of directors, Andrea M. Weiss and Michael J. Donahue. Weiss has 25 years experience in executive and senior management retail positions and is president and chief executive officer of Retail Consulting Inc., an international retail consulting company. Donahue, one of the founders of KPMG Consulting, has more than 20 years experience as an executive with BearingPoint Inc. and KPMG LLP.

    Non-GAAP Financial Measures

    This news release contains, and our scheduled conference call will present, the non-GAAP measures merchandise sales, adjusted EBITDA and certain ratios that use those measures. Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise or records the full amount of such sales on its financial statements. GSI Commerce uses merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management are related to the amount of sales made through GSI Commerce's platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.

    GSI Commerce also uses adjusted EBITDA, which represents earnings (or losses) before interest income/expense, impairment on investment, income taxes, depreciation and amortization, cumulative effect of change in accounting principle related to the adoption of SFAS 123(R) and stock-based compensation. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which historically has been materially impacted by fluctuations in the price of GSI Commerce's common stock both on a quarterly and annual basis, and is now materially impacted by the adoption of SFAS 123(R), and does not consistently reflect GSI Commerce's results from its core business activities.

    These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this press release have been reconciled to the nearest GAAP measures as required under Securities and Exchange Commission rules and are contained elsewhere in this release.

    Change in Income Statement Presentation

    Beginning with the fiscal second quarter 2006, the sales and marketing, product development, and general and administrative expense lines are reported inclusive of stock based compensation and the amount of stock based compensation included in each of the lines is noted parenthetically. Previously, the company reported these expense lines exclusive of stock based compensation and included stock based compensation as a separate standalone expense line item. The company still reports the aggregate stock based compensation amount in the adjusted EBITDA reconciliation schedule and its statement of cash flow.

    Fiscal Second Quarter 2006 Conference Call

    GSI Commerce has scheduled a conference call for today at 4:45 p.m. EDT to review its fiscal 2006 second quarter operating results and to discuss the company's expectations for future performance. For access to the conference call, please call the toll-free conference number, 1-866-578-5801, by 4:30 p.m. EDT, on July 26. The conference passcode is "13489876." Alternatively, to listen to the call live on the Web, go to the GSI Commerce Web site, http://www.gsicommerce.com, and click on the link provided on the home page. Please do this at least 15 minutes prior to the call (4:30 p.m. EDT) to register, download and install any necessary audio software. The conference call also will be broadcast live on the Web through CCBN StreetEvents (http://www.streetevents.com). For those who cannot listen to the live Webcast, a telephone replay of the conference call will be available one hour after the completion of the call and remain available through Aug. 28. Access to a recording of the conference call can be made by calling toll-free, 1-888-286-8010. The telephone replay passcode is "69860368." In addition, access to an audio replay of the conference call's Webcast can be found on the home page of the GSI Commerce Web site. Access to the audio replay of the Webcast also will remain available through Aug. 28.

    About GSI Commerce

    GSI Commerce is a leading provider of e-commerce solutions that enable retailers, branded manufacturers, entertainment companies and professional sports organizations to operate e-commerce businesses. We provide solutions for our partners through our integrated e-commerce platform, which is comprised of three components: technology, logistics and customer care and marketing services. We provide e-commerce solutions for more than 50 partners.

    Forward-Looking Statements

    All statements made in this release and to be made in GSI Commerce's fiscal 2006 second quarter conference call, including those in the tape recording, Webcast replay, live audio and live Webcast of the call, other than statements of historical fact, are or will be forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "guidance," "potential," "continue," "project," "forecast," "confident," "prospects," "schedule" and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information, and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, the performance of acquired businesses and the impact of SFAS 123(R). More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

                       GSI COMMERCE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)
                                   (Unaudited)

                                                December 31,      July 1,
                                                    2005           2006
                                                ------------    ------------
               ASSETS
Current assets:
     Cash and cash equivalents                  $     48,361    $     20,339
     Marketable securities                           108,298         108,242
     Accounts receivable, net of
      allowance of $727 and $547                      24,288          22,564
     Inventory                                        34,601          33,311
     Prepaid expenses and other
      current assets                                   3,135           6,822
          Total current assets                       218,683         191,278

Property and equipment, net                           87,851          91,327
Goodwill                                              13,932          17,786
Equity investments and other                           1,210           3,393
Other assets, net of accumulated
 amortization of $7,885 and $10,157                   10,970          11,755
          Total assets                          $    332,646    $    315,539

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                           $     58,720    $     47,024
     Accrued expenses and other                       42,949          31,301
     Deferred revenue                                  6,573          11,481
     Current portion - long-term debt
      and other                                          637             669
          Total current liabilities                  108,879          90,475

Convertible notes                                     57,500          57,500
Long-term debt and other                              13,094          12,729
          Total liabilities                          179,473         160,704

Commitments and contingencies

Stockholders' equity:
     Preferred stock, $0.01 par value,
      4,990,000 shares authorized; 0
      shares issued and outstanding as
      of December 31, 2005 and July 1,
      2006.                                                -               -
     Common stock, $0.01 par value,
      90,000,000 shares authorized;
      44,469,969 and 45,316,404 shares
      issued as of December 31, 2005
      and July 1, 2006, respectively;
      44,469,766 and 45,316,201 shares
      outstanding as of December 31,
      2005 and July 1, 2006, respectively                445             453
     Additional paid in capital                      329,103         336,814
     Accumulated other comprehensive
      loss                                            (2,344)           (449)
     Accumulated deficit                            (174,031)       (181,983)
          Total stockholders' equity                 153,173         154,835

          Total liabilities and
           stockholders' equity                 $    332,646    $    315,539

                       GSI COMMERCE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                     Three Months Ended              Six Months Ended
                                                ----------------------------   ---------------------------
                                                   July 2,         July 1,        July 2,        July 1,
                                                    2005            2006           2005           2006
                                                ------------    ------------   ------------   ------------
Revenues:
     Net revenues from product
      sales                                     $     75,158    $     94,526   $    151,810   $    186,183
     Service fee revenues                             16,716          25,102         31,422         47,688

          Net revenues                                91,874         119,628        183,232        233,871

Cost of revenues from product sales                   57,439          73,036        115,026        140,102

          Gross profit                                34,435          46,592         68,206         93,769

Operating expenses:
     Sales and marketing, inclusive
      of $927,$1,070, $1,110, and
      $2,378, respectively, of
      stock-based compensation                        22,157          28,863         43,199         59,575
     Product development, inclusive
      of $253, $228, $223, and $420
      respectively, of stock-based
      compensation                                     6,689           8,763         13,248         17,166
     General and administrative,
      inclusive of $553, $550, $155,
      and $973, respectively, of
      stock-based compensation                         5,072           7,884          9,899         15,281
     Depreciation and amortization                     3,617           4,861          6,739          9,377

          Total operating expenses                    37,535          50,371         73,085        101,399

Other (income) expense:
     Interest expense                                    413             777            646          1,555
     Interest income                                    (475)         (1,494)          (818)        (2,984)
     Other (income) expense                              (93)            140           (208)           (10)
     Impairment on investment                              -             379              -          2,027

         Total other (income)
          expense                                       (155)           (198)          (380)           588

Loss before income taxes and
 cumulative effect of change in
 accounting principle                                 (2,945)         (3,581)        (4,499)        (8,218)
Provision for income taxes                                 -               -              -              2

Net loss before cumulative effect of
 change in accounting principle                       (2,945)         (3,581)        (4,499)        (8,220)
     Cumulative effect of change in
      accounting principle                                 -               -              -            268

Net loss                                        $     (2,945)   $     (3,581)  $     (4,499)  $     (7,952)

Basic and diluted loss per share:

    Prior to cumulative effect of
     change in accounting principle             $      (0.07)   $      (0.08)  $      (0.11)  $      (0.19)

    Cumulative effect of change in
     accounting principle                       $          -    $          -   $          -   $       0.01

    Net loss                                    $      (0.07)   $      (0.08)  $      (0.11)  $      (0.18)

Weighted average shares outstanding
 - basic and diluted                                  42,551          44,993         42,106         44,836

    Prior period Sales and marketing expenses, Product development expenses, and the General and administrative expenses have been reclassified to be inclusive of stock based compensation. The purpose of the reclassification is to conform the prior period amounts to the classifications used in the current period.

                       GSI COMMERCE, INC. AND SUBSIDIARIES
               ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS
                                 (In thousands)
                                   (Unaudited)

                                                     Three Months Ended              Six Months Ended
                                                ----------------------------   ---------------------------
                                                   July 2,         July 1,        July 2,        July 1,
                                                    2005            2006           2005           2006
                                                ------------    ------------   ------------   ------------
Adjusted EBITDA:
     Net gain (loss) excluding
      interest income and expense,
      income taxes, impairment and
      charges for stock-based
      compensation and depreciation
      and amortization                          $      2,343    $      2,790   $      3,556   $      5,528

Reconciliation of Adjusted EBITDA to
 GAAP results:
     Adjusted EBITDA                            $      2,343    $      2,790   $      3,556   $      5,528

     Interest expense                                    413             777            646          1,555
     Interest income                                    (475)         (1,494)          (818)        (2,984)
     Impairment on investment                              -             379              -          2,027
     Income taxes                                          -               -              -              2
     Stock-based compensation                          1,733           1,848          1,488          3,771
     Depreciation and amortization                     3,617           4,861          6,739          9,377
     Cumulative effect of change in
      accounting principle                                 -               -              -           (268)

     Net loss                                   $     (2,945)   $     (3,581)  $     (4,499)  $     (7,952)

                       GSI COMMERCE, INC. AND SUBSIDIARIES
            MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS
                             (Dollars in thousands)
                                   (Unaudited)

                                                     Three Months Ended
                                                ----------------------------             Variance
                                                   July 2,         July 1,     ---------------------------
                                                    2005            2006          Amount           %
                                                ------------    ------------   ------------   ------------
Merchandise sales (1) - (a non-GAAP
 financial measure):
     Category:
          Sporting goods                        $     51,392    $     70,100   $     18,708             36%
          Other                                       85,367         137,872         52,505             62%
               Total merchandise sales
                (1) - (a non-GAAP
                financial measure)              $    136,759    $    207,972   $     71,213             52%

Net revenues - (GAAP basis):
   Net revenues from product sales:
     Category:
          Sporting goods                        $     41,899    $     54,716   $     12,817             31%
          Other                                       33,259          39,810          6,551             20%
               Total net revenues from
                product sales                         75,158          94,526         19,368             26%

   Service fee revenues                               16,716          25,102          8,386             50%

               Total net revenues -
                (GAAP basis)                    $     91,874    $    119,628   $     27,754             30%

Reconciliation of merchandise sales (1)
 to net revenues:

Merchandise sales (1) - (a non-GAAP
 financial measure):
     Category:
          Sporting goods                        $     51,392    $     70,100   $     18,708             36%
          Other                                       85,367         137,872         52,505             62%
               Total merchandise sales
                (1) - (a non-GAAP
                financial measure)                   136,759         207,972         71,213             52%
   Less:
    Sales by partners (2):
     Category:
          Sporting goods                              (9,493)        (15,384)        (5,891)            62%
          Other                                      (52,108)        (98,062)       (45,954)            88%

               Total sales by partners (2)           (61,601)       (113,446)       (51,845)            84%
   Add:
    Service fee revenues                              16,716          25,102          8,386             50%

               Net revenues - (GAAP
                basis)                          $     91,874    $    119,628   $     27,754             30%

    (1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

    (2) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

                       GSI COMMERCE, INC. AND SUBSIDIARIES
            MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS
                             (Dollars in thousands)
                                   (Unaudited)

                                                      Six Months Ended
                                                ----------------------------             Variance
                                                   July 2,         July 1,     ---------------------------
                                                    2005            2006          Amount           %
                                                ------------    ------------   ------------   ------------
Merchandise sales (1) - (a non-GAAP
 financial measure):
     Category:
          Sporting goods                        $     98,889    $    137,548   $     38,659             39%
          Other                                      174,112         261,375   $     87,263             50%
               Total merchandise sales
                (1) - (a non-GAAP
                financial measure)              $    273,001    $    398,923   $    125,922             46%

Net revenues - (GAAP basis):
   Net revenues from product sales:
     Category:
          Sporting goods                        $     81,686    $    110,552   $     28,866             35%
          Other                                       70,124          75,631          5,507              8%

               Total net revenues from
                product sales                        151,810         186,183         34,373             23%

   Service fee revenues                               31,422          47,688         16,266             52%

               Total net revenues -
                (GAAP basis)                    $    183,232    $    233,871   $     50,639             28%

Reconciliation of merchandise sales
 (1) to net revenues:
Merchandise sales (1) - (a non-GAAP
 financial measure):
     Category:
          Sporting goods                        $     98,889    $    137,548   $     38,659             39%
          Other                                      174,112         261,375         87,263             50%
               Total merchandise sales
                (1) - (a non-GAAP
                financial measure)                   273,001         398,923        125,922             46%
   Less:
    Sales by partners (2):
     Category:
          Sporting goods                             (17,203)        (26,996)        (9,793)            57%
          Other                                     (103,988)       (185,744)       (81,756)            79%

               Total sales by partners (2)          (121,191)       (212,740)       (91,549)            76%
   Add:
    Service fee revenues                              31,422          47,688         16,266             52%

               Net revenues - (GAAP
                basis)                          $    183,232    $    233,871   $     50,639             28%

    (1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

    (2) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

                       GSI COMMERCE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                     Three Months Ended
                                                ----------------------------
                                                   July 2,         July 1,
                                                    2005            2006
                                                ------------    ------------
Cash Flows from Operating Activities:
   Net loss                                     $     (4,499)   $     (7,952)
   Adjustments to reconcile net loss
    to net cash used in operating
    activities:
      Depreciation and amortization                    6,739           9,377
      Stock-based compensation                         1,488           3,771
      Investment impairment                                -           2,027
      Loss on disposal of equipment                        -              79
      Cumulative effect of change in
       accounting principle                                -            (268)
   Changes in operating assets and
    liabilities:
      Accounts receivable, net                         3,591           1,777
      Inventory                                        4,665           1,293
      Prepaid expenses and other
       current assets                                   (759)         (3,687)
      Other assets, net                                   99          (2,794)
      Accounts payable and accrued
       expenses and other                            (37,281)        (24,922)
      Deferred revenue                                (1,923)          5,012

      Net cash used in operating
       activities                                    (27,880)        (16,287)

Cash Flows from Investing Activities:
   Acquisition of a controlling
    interest of a business, net of
    cash acquired                                          -          (2,629)
   Cash paid for property and
    equipment                                        (12,508)        (14,314)
   Proceeds from government grant
    related to corporate
    headquarters                                           -           2,925
   Other deferred cost                                  (572)             95
   Cash paid for equity investments                     (136)         (2,435)
   Purchases of marketable
    securities                                       (81,728)       (128,692)
   Sales of marketable securities                     43,000         128,775

      Net cash used in investing
       activities                                    (51,944)        (16,275)

Cash Flows from Financing Activities:
   Proceeds from convertible notes                    57,500               -
   Debt issuances costs paid                          (2,563)              -
   Repayments of loan                                   (339)              -
   Repayments of capital lease
    obligations                                         (268)           (269)
   Repayments of mortgage note                           (71)            (98)
   Common stock repurchases                                -            (203)
   Proceeds from sales of common
    stock                                             28,204               -
   Equity issuance costs paid                         (1,825)              -
   Proceeds from exercise of common
    stock options and warrants                         2,605           5,084

      Net cash provided by financing
       activities                                     83,243           4,514

Effect of exchange rate changes on
 cash and cash equivalents                                 -              26

Net increase/(decrease) in cash and
 cash equivalents                                      3,419         (28,022)
Cash and cash equivalents, beginning
 of period                                            20,064          48,361

Cash and cash equivalents, end of
 period                                         $     23,483    $     20,339

    Contacts:

    Michael Conn                      Greg Ryan
    Chief Financial Officer           Director, Corp. Communications
    tel: 610-491-7002                 tel: 610-491-7294
    e-mail: connm@gsicommerce.com     e-mail: ryang@gsicommerce.com

SOURCE GSI Commerce Inc.
    -0-                             07/26/2006
    /CONTACT: Michael Conn, Chief Financial Officer, +1-610-491-7002, connm@gsicommerce.com, or Greg Ryan, Director, Corp. Communications, +1-610-491-7294, ryang@gsicommerce.com, both of GSI Commerce Inc./
    /Web site:  http://www.gsicommerce.com /
    (GSIC)